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                                  EXHIBIT 23(a)
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        Consent of PricewaterhouseCoopers L.L.P., Independent Accountants
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                                                                   Exhibit 23(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS
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To the Board of Directors and Shareholders,
The Progressive Corporation:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000 relating to the financial statements and financial statement schedules of The Progressive Corporation which appears in The Progressive Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

PRICEWATERHOUSECOOPERS LLP

Cleveland, Ohio
July 12, 2000